Exhibit 99.1
A.C. Moore Files Form 10-Q for Third Fiscal Quarter 2011
Berlin, New Jersey, November 7, 2011 — A.C. Moore Arts & Crafts, Inc. (NASDAQ: ACMR) (“A.C. Moore” or the “Company”) announced that its quarterly report on Form 10-Q for the fiscal quarter ended October 1, 2011 will be filed with the Securities and Exchange Commission today. In light of the Company’s entry into a definitive merger agreement on October 3, 2011 with Nicole Crafts LLC and Sbar’s Acquisition Corporation and the related pending tender offer by Sbar’s Acquisition Corporation, A.C. Moore will not hold an investor conference call to discuss results for the third fiscal quarter 2011.
About A.C. Moore
A.C. Moore is a specialty retailer of arts, crafts and floral merchandise for a wide range of customers. The Company currently serves customers through its 134 stores located in the Eastern United States and nationally via its e-commerce site, www.acmoore.com. For more information about A.C. Moore, visit its website at www.acmoore.com.
Cautionary Statement Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by words such as “anticipate,” “expect,” “believe,” “plan,” “intend,” “predict,” “will,” “may” and similar terms. Forward-looking statements in this press release include, but are not limited to, statements regarding the anticipated timing of filings relating to the transaction; statements regarding the expected timing of the completion of the transaction; statements regarding the ability to complete the transaction considering the various closing conditions; statements regarding prospective performance and opportunities; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. The forward-looking statements contained in this press release related to future results and events are based on A.C. Moore’s current expectations, beliefs and assumptions about its industry and its business. Forward-looking statements, by their nature, involve risks and uncertainties and are not guarantees of future performance. Actual results may differ materially from the results discussed in the forward-looking statements due to a variety of risks, uncertainties and other factors, including, but not limited to, uncertainties as to the timing of the tender offer and the merger; uncertainties as to how many of A.C. Moore’s shareholders will tender their stock in the tender offer; the risk that the transaction may not be approved by A.C. Moore’s shareholders were the transaction to be consummated as a one-step merger; the outcome of any legal proceedings that have been or may be instituted against A.C. Moore and/or others relating to the transaction; the risk that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, including a termination under circumstances that could require A.C. Moore to pay a termination fee; the failure of Nicole Crafts LLC to obtain the necessary financing or alternative financing to consummate the transaction or the failure of that financing to be sufficient to complete the transaction; the failure of the merger to close for any reason; the amount of the costs, fees, expenses and charges related to the merger; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, vendors or other business partners; other business effects, including, but not limited to, the effects of industry, economic or political conditions outside of A.C. Moore’s control; actual or contingent liabilities; and other risks and uncertainties discussed in documents filed with the SEC by A.C. Moore, including, but not limited to, the solicitation/recommendation statement and merger proxy statement filed by A.C. Moore. Investors and shareholders are cautioned not to place undue reliance on these forward-looking statements. Unless required by law, A.C. Moore undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are also urged to review carefully and consider the various disclosures in A.C. Moore’s SEC periodic and interim reports, including but not limited to its Annual Report on Form 10-K, as amended, for the fiscal year ended January 1, 2011, Quarterly Report on Form 10-Q for the fiscal quarter ended April 2, 2011, Quarterly Report on Form 10-Q for the fiscal quarter ended July 2, 2011 and Current Reports on Form 8-K filed from time to time by A.C. Moore. All forward-looking statements are qualified in their entirety by this cautionary statement.
Notice to Investors
This press release is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of A.C. Moore common stock is being made pursuant to an offer to purchase and related materials that affiliates of Sbar’s, Inc. have filed with the SEC. Affiliates of Sbar’s have filed a tender offer statement on Schedule TO with the SEC, and A.C. Moore has filed a solicitation/recommendation statement on Schedule 14D-9 with respect to the offer. The tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) and the solicitation/recommendation statement contain important information that should be read carefully and considered before any decision is made with respect to the tender offer. These materials are being sent free of charge to all shareholders of A.C. Moore. In addition, all of these materials (and all other materials filed by A.C. Moore with the SEC) are available at no charge from the SEC through its website at www.sec.gov. Free copies of the offer to purchase, the related letter of transmittal and certain other offering documents are also available by contacting D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, New York 10005 (for information by telephone: Banks and Brokers Call Collect: (212) 269-5550; All Others Call Toll-Free: (800) 755-7250). Investors and shareholders may also obtain free copies of the documents filed with the SEC from A.C. Moore by contacting David Stern, Chief Financial and Administrative Officer, A.C. Moore Arts & Crafts, Inc., 130 A.C. Moore Drive, Berlin, New Jersey 08009, (856) 768-4943.

Additional Information about the Merger and Where to Find It
In connection with the potential one-step merger, A.C. Moore has filed a preliminary proxy statement with the SEC. Additionally, A.C. Moore will file other relevant materials with the SEC in connection with the proposed acquisition pursuant to the terms of an Agreement and Plan of Merger between the parties. The materials filed and to be filed by A.C. Moore with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. Investors and shareholders also may obtain free copies of the proxy statement and other relevant materials from A.C. Moore by contacting David Stern, Chief Financial and Administrative Officer, A.C. Moore Arts & Crafts, Inc., 130 A.C. Moore Drive, Berlin, New Jersey 08009, (856) 768-4943. Investors and security holders of A.C. Moore are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger.
A.C. Moore and its directors, executive officers and other members of management and employees, under the SEC rules, may be deemed to be participants in the solicitation of proxies of A.C. Moore shareholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of A.C. Moore’s executive officers and directors in the solicitation by reading A.C. Moore’s Proxy Statement for its 2010 Annual Meeting of Shareholders and Annual Report on Form 10-K, as amended, for the fiscal year ended January 1, 2011, as well as the proxy statement and other relevant materials which were filed and will be filed with the SEC in connection with the merger when they become available. Information concerning the interests of A.C. Moore’s participants in the solicitation, which may, in some cases, be different than those of A.C. Moore’s shareholders generally, will be set forth in the definitive proxy statement relating to the merger when it becomes available.
For more information about A.C. Moore, contact:
A.C. Moore Arts & Crafts, Inc.
David Stern
Chief Financial and Administrative Officer
(856) 768-4943
For information about the tender offer, contact:
D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
For information by telephone:
Banks and Brokers Call Collect: 212-269-5550
All Others Call Toll-Free: 800-755-7250

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